                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)



                           BANC ONE AUTO TRUST 1996-A



              Interest Period July 15, 1997 through August 14, 1997

              Collection Period July 1, 1997 through July 31, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: /s/ Jeff Stewart              Attested: /s/ Chris Klimko

           Jeff Stewart                            Secretary
           Vice President                          Bank One, Texas, N.A.
           Bank One, Texas, N.A.

                              BANC ONE AUTO GRANTOR                      PAGE 1
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
(A) Total Receivable Balance                                                                              $537,526,728.62
(B) Total Certificate Balance                                                                             $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                       95.50%
    (ii)  Original Class A Principal Balance                                                              $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                 6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                        4.50%
    (ii)  Original Class B Principal Balance                                                               $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                 6.25%
(E) Servicing Fee Rate (per annum)                                                                                  1.00%
(F) Weighted Average Coupon (WAC)                                                                                 11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                       59.75  months
(H) Weighted Average Remaining Maturity (WAM)                                                                       50.62  months
(I) Number of Receivables                                                                                          41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                  1.75%
    (ii)  Reserve Fund Initial Deposit                                                                      $9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                1.50%
          (c) Percent of Remaining Certificate Balance                                                              4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                      9.00%

                              BANC ONE AUTO GRANTOR                      PAGE 2
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A) Total Receivable Balance                                                                         $258,558,403.46
(B) Total Certificate Balance                                                                        $258,558,403.46
(C) Total Certificate Pool Factor                                                                          0.4810150
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                 $246,924,224.92
    (ii) Class A Certificate Pool Factor                                                                   0.4810150
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                  $11,634,178.54
    (ii) Class B Certificate Pool Factor                                                                   0.4810150
(F) Reserve Fund Balance                                                                               23,270,256.31
(G) Cumulative Net Losses for All Prior Periods                                                        14,863,034.45
(H) Charge-off Rate for Second Preceding Period                                                                2.72%
(I) Charge-off Rate for Preceding Period                                                                       2.93%
(J) Delinquency Percentage for Second Preceding Period                                                         0.92%
(K) Delinquency Percentage for Preceding Period                                                                0.92%
(L) Weighted Average Coupon (WAC)                                                                            11.530%
(M) Weighted Average Remaining Maturity (WAM)                                                                  37.69  months
(N) Number of Receivables                                                                                     26,341

C. INPUTS FROM THE MAINFRAME
   -------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                        12,606,972.24
    (ii)  Prepayments in Full                                                                                   0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                        0.00
    (iv) Other Refunds Related to Principal                                                                     0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                          2,582,235.31
    (ii)  Repurchased Loan Proceeds Related to Interest                                                         0.00
(C) Weighted Average Coupon (WAC)                                                                             11.52%
(D) Weighted Average Remaining Maturity (WAM)                                                                  36.85  months
(E) Remaining Number of Receivables                                                                           25,301

                                                                        Dollar Amount                         #  Units
                                                                       --------------                        --------
(F) Delinquent Receivables
    (i)  30-59 Days Delinquent                                             5,173,899      2.11%                  533
    (ii)  60-89 Days Delinquent                                            1,009,337      0.41%                  108
    (iii) 90 Days or More Delinquent                                         882,452      0.36%                   94



D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------
(A) Reserve Fund Investment Income                                                                        106,754.97
(B) Collection Account Investment Income                                                                        0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                           750,020.68
    (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                            742,945.79
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                         7,074.89
    (ii)  Liquidation Proceeds Related to Interest                                                              0.00
    (iii) Recoveries from Prior Month Charge Offs                                                         222,006.87

                              BANC ONE AUTO GRANTOR                      PAGE 3
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997


E. COLLECTIONS
   -----------
Interest Collections:
(A) Interest Payments Received                                                        2,582,235.31
(B) Liquidation Proceeds Related to Interest                                                  0.00
(C) Repurchased Loan Proceeds                                                                 0.00
(D) Recoveries from Prior Month Charge Offs                                             222,006.87
                                                                                    --------------
(E) Interest Collections                                                              2,804,242.18

Principal Collections:
(F) Principal Payments Received                                                     $12,606,972.24
(G) Liquidation Proceeds Related to Principal                                             7,074.89
(H) Other Refunds Related to Principal                                                        0.00
                                                                                    --------------
(I) Principal Collections                                                            12,614,047.13

(J) Total Collections                                                               $15,418,289.31

F. DISTRIBUTABLE AMOUNTS
   ---------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                $215,465.34
    (ii)  Prior Collection Period unpaid Servicing Fees                                       0.00
                                                                                    --------------
    (iii) Total Servicing Fee                                                          $215,465.34

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                   $1,255,198.14
    (ii)  Class A prior period Interest Carryover Shortfall                                   0.00
                                                                                    --------------
    (iii) Class A Interest Distribution                                              $1,255,198.14
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                      $60,594.68
    (ii)  Class B prior period Interest Carryover Shortfall                                   0.00
                                                                                    --------------
    (iii) Class B Interest Distribution                                                 $60,594.68

(D) Total Certificate Interest Distribution                                          $1,315,792.82
(E) Total Certificate Interest Distribution plus Total Servicing Fee                 $1,531,258.16


F. DISTRIBUTABLE AMOUNTS
   ---------------------
Principal:
(F) Principal Collections                                                           $12,614,047.13
(G) Realized Losses                                                                     742,945.79
                                                                                    --------------
(H) Total Monthly Principal                                                         $13,356,992.92

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                  12,755,977.29
    (ii)  Class A prior period Principal Carryover Shortfall                                  0.00
                                                                                    --------------
    (iii) Class A Principal Distribution                                             12,755,977.29
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                     601,015.63
    (ii)  Class B prior period Principal Carryover Shortfall                                  0.00
                                                                                    --------------
    (iii) Class B Principal Distribution                                                601,015.63

(K) Total Principal Distribution                                                     13,356,992.92

(L) Total Interest and Principal Distribution Amounts                                14,888,251.08
       plus Servicing Fee

                              BANC ONE AUTO GRANTOR                      PAGE 4
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997



G. DISTRIBUTIONS
   -------------
(A) Total Interest Collections available to be distributed                                                            2,804,242.18
(B) Class B Percentage of Principal Collections                                                                         567,585.79
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                           215,465.34
    (ii)  Servicing Fee paid                                                                                            215,465.34
                                                                                                                     -------------
    (iii)  Unpaid Servicing Fee                                                                                               0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                   2,588,776.84
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                               1,255,198.14
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                            1,255,198.14
    (iii) Total Interest Collections available after Class A Interest Distribution paid                               1,333,578.70
    (iv)  Class A Interest Distribution remaining to be paid                                                                  0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections                                 0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                  0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                                0.00
    (viii)Class A Interest Carryover Shortfall                                                                                0.00
    (ix)  Class A Interest Distribution paid                                                                          1,255,198.14

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                  60,594.68
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution               60,594.68
    (iii) Total Interest Collections available after Class B Interest Distribution paid                               1,272,984.02
    (iv)  Class B Interest Distribution remaining to be paid                                                                  0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class B Interest Carryover Shortfall                                                                                0.00
    (vii) Class B Interest Distribution paid                                                                             60,594.68

(G) Total Interest Paid                                                                                               1,315,792.82
(H) Total Interest and Servicing Fee Paid                                                                             1,531,258.16
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid       1,272,984.02

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                      12,614,047.13
(K) Excess Interest                                                                                                   1,272,984.02
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                               0.00
(M) Total Collections available to be distributed as principal                                                       13,887,031.15

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                             12,755,977.29
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                     12,755,977.29
    (iii) Total Collections available after Class A Principal Distribution paid                                       1,131,053.86
    (iv)  Class A Principal Distribution remaining to be paid                                                                 0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class A Principal Carryover Shortfall                                                                               0.00
    (vii) Total Class A Principal Distribution paid                                                                  12,755,977.29

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                                601,015.63
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                        601,015.63
    (iii) Total Collections available after Class B Principal Distribution paid                                         530,038.23
    (iv)  Class B Principal Distribution remaining to be paid                                                                 0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class B Principal Carryover Shortfall                                                                               0.00
    (vii) Total Class B Principal Distribution paid                                                                     601,015.63

(P)  Total Excess Cash to the Reserve Fund                                                                              530,038.23

                              BANC ONE AUTO GRANTOR                      PAGE 5
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997



                                                            Beginning                             End
                                                            of Period                          of Period
                                                         ---------------                    ---------------
H. POOL BALANCE AND PORTFOLIO INFORMATION
   --------------------------------------
(A) Balances and Pool Factors
    (i)     Aggregate Balance of Certificates            $258,558,403.46                    $245,201,410.54
    (ii)    Aggregate Certificate Pool Factor                  0.4810150                          0.4561660
    (iii)   Class A Principal Balance                     246,924,224.92                     234,168,247.63
    (iv)    Class A Pool Factor                                0.4810150                          0.4561660
    (v)     Class B Principal Balance                      11,634,178.54                      11,033,162.91
    (vi)    Class B Pool Factor                                0.4810150                          0.4561660

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                            11.53%                             11.52%
    (ii)  Weighted Average Remaining Maturity
             (WAM)                                                 37.69 months                       36.85  months
    (iii) Remaining Number of Receivables                         26,341                             25,301
    (iv)  Pool Balance                                   $258,558,403.46                    $245,201,410.54



I. RECONCILIATION OF RESERVE ACCOUNT
   ---------------------------------
(A) Beginning Reserve Account Balance                                                         23,270,256.31
(B) Less: Draw to pay Class A Interest
       Distribution                                                                                    0.00
(C) Reserve Account Balance after draw                                                        23,270,256.31
(D) Less: Draw to pay Class B Interest
       Distribution                                                                                    0.00
(E) Reserve Account Balance after draw                                                        23,270,256.31
(F) Less: Draw to pay Class A Principal
       Distribution                                                                                    0.00
(G) Reserve Account Balance after draw                                                        23,270,256.31
(H) Less: Draw to pay Class B Principal
       Distribution                                                                                    0.00
(I) Reserve Account Balance after draw                                                        23,270,256.31
(J) Total excess Collections deposited in the
       Reserve Fund                                                                              530,038.23
(K) Reserve Fund Balance                                                                      23,800,294.54
(L) Specified Reserve Account Balance                                                         22,068,126.95
(M) Reserve Account Release to Seller                                                          1,732,167.59
                                                                                            ---------------
(N) Ending Reserve Account Balance                                                            22,068,126.95
                                                                                            ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   -----------------------------------------
(A) Liquidated Contracts
    (i)    Liquidation Proceeds Related to
             Principal                                                                                                   $7,074.89
    (ii)   Liquidation Proceeds Related to
             Interest                                                                                                         0.00
    (iii)  Recoveries on Previously Liquidated
             Contracts                                                                                                  222,006.87
(B) Realized Losses for Collection Period                                                                               742,945.79
(C) Charge-off Rate for Collection Period
       (annualized)                                                                                                          2.48%
(D) Cumulative Aggregate Net Losses for all Periods                                                                  15,383,973.37
(E) Delinquent Receivables

                                                             Dollar Amount                          # Units
                                                             -------------                          -------
    (i)   30-59 Days Delinquent                                5,173,899           2.11%                533
    (ii)  60-89 Days Delinquent                                1,009,337           0.41%                108
    (iii) 90 Days or More Delinquent                             882,452           0.36%                 94

                              BANC ONE AUTO GRANTOR                      PAGE 6
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   -------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                             2.72%
    (ii)  Preceding Collection Period                                    2.93%
    (iii) Current Collection Period                                      2.48%
    (iv)  Three Month Average (Avg(i,ii,iii))                            2.71%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                             0.92%
    (ii)  Preceding Collection Period                                    0.92%
    (iii) Current Collection Period                                      0.77%
    (iv)  Three Month Average (Avg(i,ii,iii))                            0.87%

(C) Loss and Delinquency Trigger Indicator                     Trigger was hit

                              BANC ONE AUTO GRANTOR                      PAGE 7
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997


                                                                                                         Per $1,000 of
                                                                                                      Original Principal
                                                                                Dollars ($)                 Balance
                                                                             ---------------          ------------------
L.  STATEMENT TO CERTIFICATEHOLDERS
    -------------------------------
(A)  Amount of distribution allocable to principal:
    (i)    Class A Certificates                                                12,755,977.29             24.8489837
    (ii)   Class B Certificates                                                   601,015.63             24.8489837

                                                                                                         Per $1,000 of
                                                                                                      Original Principal
                                                                                Dollars ($)                 Balance
                                                                             ---------------          ------------------
(B)  Amount of distribution allocable to interest:
    (i)    Class A Certificates                                                 1,255,198.14              2.4451594
    (ii)   Class B Certificates                                                    60,594.68              2.5052863

(C)  Pool Balance as of the close of business on the last
        day of the Collection Period                                         $245,201,410.54
                                                                             ---------------
                                                                                                         Per $1,000 of
                                                                                                      Original Principal
                                                                                Dollars ($)                 Balance
                                                                             ---------------          ------------------
(D)  Amount of the Servicing Fee paid to the Servicer with
        respect to the related Collection Period
    (i)    Total Servicing Fee                                                    215,465.34
    (ii)   Class A Percentage of the Servicing Fee                                205,770.19              0.4008458
    (iii)  Class B Percentage of the Servicing Fee                                  9,695.15              0.4008458

                                                                                                         Per $1,000 of
                                                                                                      Original Principal
                                                                                Dollars ($)                 Balance
                                                                             ---------------          ------------------
(E)   (i)   Class A Interest Carryover Shortfall                                        0.00              0.0000000
      (ii)  Class A Principal Carryover Shortfall                                       0.00              0.0000000
      (iii) Class B Interest Carryover Shortfall                                        0.00              0.0000000
      (iv)  Class B Principal Carryover Shortfall                                       0.00              0.0000000

        Change with respect to immediately preceding
        Distribution Date:
        (v)    Class A Interest Carryover Shortfall                                     0.00              0.0000000
        (vi)   Class A Principal Carryover Shortfall                                    0.00              0.0000000
        (vii)  Class B Interest Carryover Shortfall                                     0.00              0.0000000
        (viii) Class B Principal Carryover Shortfall                                    0.00              0.0000000

                                                                                                         Pool Factor
                                                                                                         -----------
(F)  Pool factors for each class of certificates, after
       giving effect to all payments allocated
       to principal
    (i)    Class A Pool Factor                                                                            0.4561660
    (ii)   Class B Pool Factor                                                                            0.4561660

(G)  Amount of the aggregate Realized Losses, if any,
        for such Collection Period ($)                                           $742,945.79
                                                                             ---------------

(H) Aggregate principal balance of all Receivables which
       were more than 60 days delinquent as of the close
       of business on the last day of the preceding
       Collection Period                                                       $1,891,788.12

(I) Amount on deposit in the Reserve Fund on such
       Distribution Date, after giving effect to
       distributions made on such Distribution Date                           $22,068,126.95
                                                                             ---------------

                                                                                                    Principal Balance
                                                                                                    -----------------
(J)  Aggregate outstanding principal balances for each
       class of certificates, after giving effect to
       all payments allocated to principal
    (i)    Class A Principal Balance                                                                 234,168,247.63
    (ii)   Class B Principal Balance                                                                  11,033,162.91

(K)  Amount otherwise distributable to the Class B Certificate-
       holders that is being distributed to the Class A
       Certificateholders on such Distribution Date                                    $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the
       Seller or purchased by the Servicer with respect to the
       Related Collection Period ($)                                                   $0.00
                                                                             ---------------

                              BANC ONE AUTO GRANTOR                      PAGE 8
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                                COLLECTION PERIOD
                           July 1 THROUGH July 31,1997
                                DISTRIBUTION DATE
                                 August 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------
On the Distribution Date, make the following deposits
   and distributions:

(A) Withdraw from the Collection Account and distribute
       to the Servicer:
     (i)   Servicing Fee                                                            $215,465.34
     (ii)  Servicing Fees retained by the Seller                                     215,465.34
                                                                                  -------------
     (iii) Servicing Fees to be distributed to the Seller
              on the Distribution Date (i-ii)                                                                 $0.00
                                                                                                     --------------

(B) Withdraw from the Collection Account and deposit in the
       Class A Distribution
Account:
      (i)   for the Class A Interest Distribution                                 $1,255,198.14
      (ii)  for the Class A Principal Distribution                                12,755,977.29
                                                                                  -------------
      (iii) Total (i+ii)                                                                             $14,011,175.44
                                                                                                     --------------

(C) Withdraw from the Collection Account and deposit in the
       Class B Distribution Account:
      (i)   for the Class B Interest Distribution                                    $60,594.68
      (ii)  for the Class B Principal Distribution                                   601,015.63
                                                                                  -------------
      (iii) Total (i+ii)                                                                                $661,610.31
                                                                                                     --------------

(D)  Withdraw excess Collections from the Collection Account
        and deposit in the Reserve Fund                                                                 $530,038.23
                                                                                                     --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A
       Distribution Account:
     (i)  Amount equal to the excess of the Class A Interest
              Distribution over the sum of Interest Collections and
              the Class B Percentage of Principal Collections                                                 $0.00
     (ii)  Amount equal to the excess of the Class A Principal
              Distribution over the portion of Principal Collections
              and Interest Collections remaining after the distribution
              of the Class A Interest Distribution and the Class
              B Interest Distribution                                                                          0.00
                                                                                                     --------------
     (iii)  Total                                                                                                          $0.00
                                                                                                                           -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after
              the distribution of the Class A Interest Distribution                                           $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest
              Collections remaining after the distribution of the Class A
              Interest Distribution, the Class B Interest Distribution,
              and the Class A Principal Distribution                                                           0.00
                                                                                                     --------------
     (iii)  Total                                                                                                          $0.00
                                                                                                                           -----